UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22097

Tortoise Gas and Oil Corporation
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

David J. Schulte
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2008

Item 1. Report to Stockholders.

Tortoise Gas and Oil Corp.

…Steady Wins®

Company at a Glance

Tortoise Gas and Oil Corp. invests in privately-held companies and publicly-traded master limited partnerships and their affiliates operating primarily in the upstream segment, and to a lesser extent the midstream segment, of the energy sector. We seek a high level of total return through a combination of capital appreciation and current income. We invest in equity securities of companies that we expect to pay current and growing distributions and provide capital growth through private-to-public company valuation creation and acquisitions.

Our Targeted Portfolio

Upstream investments that:

  produce energy resources, including crude oil, natural gas, and coal from proved reserves.
  have mature, developed, long-lived assets, with multi-year hedging strategies.
  intend to successfully replace depleted reserves to offset natural production declines.
  either maintain or grow cash distribution levels.

Midstream investments that:

  transport, process, store, distribute or market natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.
  either maintain or grow cash distribution levels.

A Tortoise Gas and Oil Investment Versus a Direct Investment in MLPs

Tortoise Gas and Oil provides its stockholders an alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. Tortoise Gas and Oil is structured as a C Corporation — accruing federal and state income taxes, based on taxable earnings and profits.

Additional features of Tortoise Gas and Oil include:

  One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;
  A professional management team, with nearly 100 years combined investment experience, to select and manage the portfolio on your behalf; and
  Access to direct placements and other investments not available through the public markets.

January 28, 2009

Dear Fellow Stockholders,

The year 2008 was one of significant challenge for Tortoise Gas and Oil Corp. (the company) and for the oil and gas exploitation and production (E&P) segment of the energy sector. The existing public companies suffered dramatic valuation declines along with broader market liquidity issues beginning in late 2007, followed by commodity price volatility in 2008. For the 12 months ended Nov. 30, 2008 the Wachovia E&P MLP Index declined 49.5 percent, even with distributions primarily intact throughout the year.

Given the unprecedented weakness in financial markets, we have been unable to achieve our goal of an initial public offering (IPO) for the company. As an intermediate step to an IPO, we planned to file a resale registration statement. However, as the Rule 144 holding period has been reduced, stockholders may now qualify to transfer their shares under Rule 144. Accordingly, we are taking preliminary steps to remove the restrictions on your shares. We will provide instructions to facilitate a transfer when the processes become finalized in the near future, and will post them on our Web site (www.tortoiseadvisors.com). However, this was not the form of liquidity we hoped for. If we are not able to achieve the goal of providing a public market for your shares by the end of July 2009, we may begin a reasonable liquidation of the fund. Upon liquidation, we would return to you the net asset value of your shares in cash, along with the resulting tax consequences, if any, for the type of account holding the shares.

We are exploring an alternative to merge the company with one or more publicly traded investment companies which have substantially similar investment characteristics. In our view, this would satisfy the market liquidity of an IPO, and allow each stockholder to determine whether retaining these shares is preferable to seeking liquidity. We will communicate with you separately regarding our recommended course of action. Please read the remainder of this letter for our industry outlook, which is an important part of our decision process.

In order to provide more timely information to our investors, we plan to publish on our Web site an unaudited monthly NAV beginning Jan. 31, 2009. The NAV will value public securities in the portfolio at reported values, and the remaining private securities at the previous quarter end value.

Market Overview and Outlook

E&P MLPs were adversely impacted in 2008 by technical challenges in the MLP market, declining commodity prices and difficult credit markets. In our view, technical challenges were exacerbated by an E&P MLP shareholder base that historically has been weighted toward institutional investors. Many of these institutional investors engaged in deleveraging of their own finances, including unwinding total return swaps, during the year. The result of these actions, we contend, contributed significantly to sector volatility and depressed E&P MLP unit prices for reasons that we believe are not necessarily specific to the E&P MLP sector. The E&P credit market has also dried up, and without access to capital to fund acquisitions, the rate of future growth has dampened, and cash flow growth and resulting price expectations have been adversely impacted.

The upstream and natural gas gathering and processing segments were exposed to commodity prices that declined significantly in the second half of 2008. The companies in our portfolio seek to reduce cash volatility using multi-year hedging strategies, as well as maintain relatively higher distribution coverage ratios. At the beginning of 2008, the price of oil was around $100 per barrel. By July, it had risen to over $147 per barrel, only to fall to around $45 by year-end. Natural gas prices exhibited similar volatility.

2008 Annual Report	1

Should low commodity prices extend for periods beyond their current hedge positions, it may become challenging for those companies to sustain current distribution levels due to the eventual need to replace expiring hedged prices at lower prices. According to Bloomberg, current consensus estimates for crude oil and natural gas prices in 2009 are $58.00 and $6.45, respectively. As of Jan. 27, 2008, crude oil and natural gas, however, are well below that level at approximately $41.58 and $4.76, respectively. A prolonged environment of low commodity prices and limited access to capital could cause E&P and certain gathering and processing MLPs to evaluate alternatives that could include reducing distributions or monetizing hedges to reduce debt.

We reallocated a portion of our portfolio to more defensive MLP companies that operate pipelines. These companies offer low direct commodity price exposure, ample liquidity and adequate distribution coverage ratios to sustain distributions in a prolonged recessionary environment. We expect even these more defensive pipeline MLP distribution growth rates in 2009 to moderate as companies contend with higher costs of capital, challenging credit markets and the overall economic slowdown. If sustained, these conditions also could result in a decline in the distributions we receive. However, the assets operated by pipeline MLPs provide essential goods and services and exhibit high barriers to entry. We expect pipeline MLP companies that derive much of their revenue stream from capacity fees that are not exposed to commodity prices, for example, to sustain their distributions despite a U.S. economic recession and a worldwide economic slowdown. Moreover, in the long term, we expect annual end-user demand for energy to grow by one percent annually. We believe that infrastructure investment will be required to support that growth, and that such investment should drive distribution growth over the longer term.

Performance Review

We entered 2008 with a portfolio of upstream and midstream MLPs and two private investments (one upstream and one midstream). Debt comprised 21 percent of total assets, and our asset coverage ratio was 481 percent. During the year, the weak performance of MLPs, particularly E&P MLPs, required that we sell some investments and reduce leverage in order to comply with the coverage ratio requirements contained in our loan documents. Therefore, we sold E&P MLP holdings, reduced leverage and reallocated assets into midstream MLPs that we believe have relatively more defensive investment characteristics. At Nov. 30, 2008, debt comprised 28 percent of total assets, and our asset coverage ratio was 347 percent. Subsequent to our fiscal year-end, we liquidated one of our private investments, generating approximately $3.95 million in cash that enabled us to further reduce our outstanding debt.

Our total assets decreased from $93.0 million on Nov. 30, 2007 to $39.5 million on Nov. 30, 2008. We suffered both from the decrease in the value of our investments and from the sale of investments to reduce our leverage. Following our annual audit, our NAV was established at $4.99 per share as of Nov. 30 2008, a decline from the unaudited amount previously published due to a decline in our valuation of private company investments. For the quarter ended Nov. 30, 2008, our total return was a decline of 57.3 percent, and our total return for the fiscal year was a decline of 56.4 percent. Since we have no public trading market for our shares, these returns are based on NAV, including the reinvestment of distributions.

Presently, the total cost basis of our investments for financial statement reporting purposes exceeds the fair value we are reflecting on our Statement of Assets and Liabilities. That, when combined with our realized losses and net operating losses, results in a deferred tax asset. As a result, our Statement of Assets and Liabilities reflects a deferred tax asset of $2.6 million (net of a $14.8 million valuation allowance), or approximately $0.47 per share. The deferred tax asset represents the tax benefit expected to be realized in future periods under generally accepted accounting principles.

2	Tortoise Gas and Oil Corp.

We paid a distribution of $0.14 per common share to our stockholders on Dec. 8, 2008. This distribution and the total distributions for the fiscal year ended Nov. 30, 2008 were $0.9025, representing approximately 86 percent of our estimated annual DCF. Based upon our current expectations, we believe our portfolio companies will continue to pay us cash distributions which will allow quarterly distributions to our stockholders of not less than $0.10 during fiscal year 2009. Any distribution paid to our stockholders will depend on the actual performance of our investments, our costs of leverage and other operating expenses, and will be subject to the approval of our Board and compliance with asset coverage requirements of the Investment Company Act of 1940 Act and the covenants of our loan agreements.

Conclusion

We continue to have conviction that a well managed enterprise will provide long term holders with less volatile exposure to owning energy commodities than either conventional E&P companies or owning a commodity-based ETF. Our shares also have the benefit of management oversight, and tax advantages for both tax sensitive and tax neutral accounts. We are exploring all options to meet our liquidity obligations within the parameters and time frame outlined in the private placement offering which closed in June 2007.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Gas and Oil Corporation

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

This letter contains forward looking statements including all statements regarding intent, belief or current expectations about matters covered herein and all statements which are not statement of fact. Forward-looking statements involve known and unknown risks, uncertainties, contingencies and other factors and many of which are beyond our control and are discussed in our filings. Since other factors can cause results, performance and achievements to differ materially from those discussed you are cautioned not to place undue reliance on the forward-looking statements. We will not update these statements to reflect events or circumstances that occur after the date of this letter.

2008 Annual Report	3

Schedule of Investments November 30, 2008

	Shares	Fair Value
Limited Partnerships and Limited Liability
Companies — 124.1%(1)
Oil and Gas Production — 103.5%(1)
BreitBurn Energy Partners L.P.	708,400	$6,014,316
EV Energy Partners, L.P.	189,300	2,498,760
Encore Energy Partners LP	229,800	3,306,822
Legacy Reserves, LP	599,800	5,404,198
Linn Energy, LLC	227,000	3,087,200
NRPC Properties, LLC(2)	250,000	3,950,000
Pioneer Southwest Energy Partners L.P.	235,400	3,531,000
Quest Energy Partners, L.P.	252,832	884,912
		28,677,208
Midstream Energy Infrastructure — 20.6%(1)
Quest Midstream Partners, L.P.(2)	465,000	5,696,250
Total Limited Partnerships and Limited Liability Companies
(Cost $65,459,621)		34,373,458

Short-Term Investment — 3.0%(1)
Investment Company — 3.0%(1)
First American Government Obligations Fund — Class Y, 1.01%(3)
(Cost $830,296)	830,296	830,296

Total Investments (Cost $66,289,917) — 127.1%(1)		35,203,754
Other Assets and Liabilities — (27.1%)(1)		(7,499,205)
Total Net Assets Applicable to Common Stockholders — 100.0%(1)		$27,704,549

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Private company; restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $9,646,250 which represents 34.8% of net assets applicable to common stockholders. See Note 7 to the financial statements for further disclosure.
(3)	Rate indicated is the current yield as of November 30, 2008

See accompanying Notes to Financial Statements.

4	Tortoise Gas and Oil Corp.

Statement of Assets & Liabilities November 30, 2008

Assets
Investments at fair value (cost $66,289,917)	$35,203,754
Receivable for investments sold	1,637,517
Dividends receivable	548
Deferred tax asset	2,617,420
Prepaid expenses	44,617
Total assets	39,503,856

Liabilities
Advisory fees payable	87,930
Deferred advisory fees	356,828
Accrued expenses and other liabilities	154,549
Short-term borrowings	11,200,000
Total liabilities	11,799,307
Net assets applicable to common stockholders	$27,704,549

Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 5,550,571 shares issued and outstanding
(100,000,000 shares authorized)	$5,551
Additional paid-in capital	72,070,670
Accumulated net investment loss, net of income taxes	(1,620,327)
Accumulated realized loss, net of income taxes	(14,069,998)
Net unrealized depreciation of investments, net of income taxes	(28,681,347)
Net assets applicable to common stockholders	$27,704,549

Net Asset Value per common share outstanding (net assets applicable
to common stock, divided by common shares outstanding)	$4.99

See accompanying Notes to Financial Statements.

2008 Annual Report	5

Statement of Operations Year Ended November 30, 2008

Investment Income
Distributions from investments	$8,268,780
Less return of capital on distributions	(7,164,040)
Net distributions from investments	1,104,740
Dividends from money market mutual funds	4,821
Total Investment Income	1,109,561
Operating Expenses
Advisory fees (including deferred advisory fees)	1,149,009
Professional fees	354,851
Directors’ fees	59,973
Administrator fees	49,750
Registration fees	31,077
Reports to stockholders	27,931
Fund accounting fees	26,774
Custodian fees and expenses	4,606
Stock transfer agent fees	2,218
Other expenses	26,839
Total Operating Expenses	1,733,028
Interest expense	1,037,599
Total Expenses	2,770,627
Net Investment Loss before Income Taxes	(1,661,066)
Current tax benefit	11,249
Deferred tax benefit	29,490
Income tax benefit	40,739
Net Investment Loss	(1,620,327)
Realized and Unrealized Loss on Investments
Net realized loss on investments, before income taxes	(14,324,306)
Deferred tax benefit	254,308
Net realized loss on investments	(14,069,998)
Net unrealized depreciation of investments, before income taxes	(25,971,071)
Deferred tax benefit	461,081
Net unrealized depreciation of investments	(25,509,990)
Net Realized and Unrealized Loss on Investments	(39,579,988)
Net Decrease in Net Assets Applicable to Common Stockholders
Resulting from Operations	$(41,200,315)

See accompanying Notes to Financial Statements.

6	Tortoise Gas and Oil Corp.

STATEMENT OF CHANGES IN NET ASSETS

		Period from
		July 19, 2007(1)
	Year Ended	through
	November 30, 2008	November 30, 2007
Operations
Net investment income (loss)	$(1,620,327)	$193,194
Net realized loss on investments	(14,069,998)	—
Net unrealized depreciation of investments	(25,509,990)	(3,171,357)
Net decrease in net assets applicable to common
stockholders resulting from operations	(41,200,315)	(2,978,163)

Distributions to Common Stockholders
Net investment income	—	(166,961)
Return of capital	(4,232,311)	(1,054,165)
Total distributions to common stockholders	(4,232,311)	(1,221,126)

Capital Stock Transactions
Proceeds from initial private offering of
5,524,256 common shares	—	82,863,840
Underwriting discounts and offering costs associated
with the issuance of common stock	—	(5,870,218)
Net increase in net assets, applicable to common
stockholders, from capital stock transactions	—	76,993,622
Total increase (decrease) in net assets applicable
to common stockholders	(45,432,626)	72,794,333

Net Assets
Beginning of period	73,137,175	342,842
End of period	$27,704,549	$73,137,175
Accumulated net investment loss, net of income taxes,
at the end of period	$(1,620,327)	$—

(1)	Commencement of Operations.

See accompanying Notes to Financial Statements.

2008 Annual Report	7

Statement of Cash Flows Year Ended November 30, 2008

Cash Flows From Operating Activities
Distributions received from investments	$8,268,780
Dividend income received	5,824
Excess distribution repaid	(255,292)
Purchases of long-term investments	(21,900,031)
Proceeds from sales of long-term investments	29,326,633
Purchases of short-term investments, net	(668,403)
Interest expense paid	(1,094,974)
Current tax expense paid	(15,906)
Operating expenses paid	(1,434,320)
Net cash provided by operating activities	12,232,311

Cash Flows From Financing Activities
Advances from revolving line of credit	15,650,000
Repayments on revolving line of credit	(23,650,000)
Distributions paid to common stockholders	(4,232,311)
Net cash used in financing activities	(12,232,311)
Net change in cash	—
Cash — beginning of year	—
Cash — end of year	$—

8	Tortoise Gas and Oil Corp.

Statement of Cash Flows Year Ended November 30, 2008

Reconciliation of net decrease in net assets applicable to
common stockholders resulting from operations to net
cash provided by operating activities
Net decrease in net assets applicable to common stockholders
resulting from operations	$(41,200,315)
Adjustments to reconcile net decrease in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(21,900,031)
Return of capital on distributions received	7,164,040
Proceeds from sales of long-term investments	30,964,150
Purchases of short-term investments, net	(668,403)
Deferred tax benefit	(744,879)
Net unrealized depreciation of investments	25,971,071
Net realized loss on investments	14,324,306
Changes in operating assets and liabilities:
Decrease in interest and dividend receivable	1,003
Decrease in prepaid expenses	13,377
Increase in receivable for investments sold	(1,637,517)
Decrease in advisory fees payable	(50,438)
Increase in deferred advisory fees	319,849
Decrease in current tax liability	(27,155)
Decrease in accrued expenses and other liabilities	(296,747)
Total adjustments	53,432,626
Net cash provided by operating activities	$12,232,311

See accompanying Notes to Financial Statements.

2008 Annual Report	9

FINANCIAL HIGHLIGHTS

		Period from
		July 19, 2007(1)
	Year Ended	through
	November 30, 2008	November 30, 2007
Per Common Share Data(2)
Net Asset Value, beginning of period	$13.18	$—
Initial private offering price	—	15.00
Underwriting discounts and offering costs
on initial private offering	—	(1.06)
Income (loss) from Investment Operations:
Net investment income (loss)(3)	(0.29)	0.03
Net realized and unrealized loss on investments(3)	(7.14)	(0.57)
Total decrease from investment operations	(7.43)	(0.54)
Less Distributions to Common Stockholders:
Net investment income	—	(0.03)
Return of capital	(0.76)	(0.19)
Total distributions to common stockholders	(0.76)	(0.22)
Net Asset Value, end of period	$4.99	$13.18
Total Investment Return(4)	(56.35)%	(10.67)%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the periods ended November 30, 2008 and 2007 do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2D to the financial statements for further disclosure.
(4)	Not annualized for periods less than a year. Total investment return is calculated assuming a purchase of common stock at the initial private offering price or net asset value per share at the beginning of the period and a sale at net asset value per share, end of period. The calculation also includes distributions to common stockholders.

10	Tortoise Gas and Oil Corp.

FINANCIAL HIGHLIGHTS

		Period from
		July 19, 2007(1)
	Year Ended	through
	November 30, 2008	November 30, 2007
Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of period (000’s)	$27,705	$73,137
Ratio of expenses (including current and deferred
income tax (expense) benefit and deferred advisory fees)
to average net assets(5)(6)(7)	3.20%	(4.14)%
Ratio of expenses (excluding current and deferred income tax
(expense) benefit) to average net assets(5)(7)(8)	4.40%	2.28%
Ratio of expenses (excluding current and deferred
income tax (expense) benefit and deferred advisory fees)
to average net assets(5)(8)(9)	3.89%	2.15%
Ratio of net investment income (including current and
deferred income tax (expense) benefit and deferred
advisory fees) to average net assets(5)(6)(7)	(1.44)%	7.44%
Ratio of net investment income (excluding current and
deferred income tax (expense) benefit)
to average net assets(5)(7)(8)	(2.64)%	1.02%
Ratio of net investment income (excluding current and
deferred income tax (expense) benefit and deferred
advisory fees) to average net assets(5)(8)(9)	(2.13)%	1.15%
Portfolio turnover rate(5)	28.19%	0.00%
Short-term borrowings, end of period (000’s)	$11,200	$19,200
Asset coverage, per $1,000 of principal amount
of short-term borrowings(10)	$3,474	$4,809
Asset coverage ratio of short-term borrowings(10)	347%	481%

(5)	Annualized for periods less than one full year.
(6)	For the year ended November 30, 2008, the Company accrued $11,249 in current tax benefit and $744,879 in deferred tax benefit. For the period from July 19, 2007 through November 30, 2007, the Company accrued $27,155 in current tax expense and $1,872,541 in net deferred tax benefit.
(7)	The Company accrued $319,849 and $36,979 in deferred advisory fees for the year ended November 30, 2008 and for the period from July 19, 2007 through November 30, 2007, respectively.
(8)	The ratio excludes the impact of current and deferred income tax (expense) benefit.
(9)	The ratio excludes the impact of deferred advisory fees.
(10)	Represents value of total assets less all liabilities and indebtedness not represented by short-term borrowings at the end of the period divided by short-term borrowings outstanding at the end of period.

See accompanying Notes to Financial Statements.

2008 Annual Report	11

NOTES TO FINANCIAL STATEMENTS November 30, 2008

1. Organization

Tortoise Gas and Oil Corporation (the “Company”) was organized as a Maryland corporation on May 22, 2007, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return through capital appreciation and current income. The Company seeks to provide stockholders with an efficient vehicle to invest in a portfolio consisting of privately held companies and publicly traded limited partnerships (“LPs”) and their affiliates operating primarily in the upstream segment, and to a lesser extent the midstream segment, of the energy sector. The Company commenced operations on July 19, 2007.

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

Effective December 1, 2007, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurements. SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with U.S. generally accepted accounting principles and expands disclosures about fair value measurements. SFAS 157 is applicable in conjunction with other accounting pronouncements that require or permit fair value measurements, but does not expand the use of fair value to any new circumstances. More specifically, SFAS 157 emphasizes that fair value is a market based measurement, not an entity-specific measurement, and sets out a fair value hierarchy with the highest priority given to quoted prices in active markets and the lowest priority to unobservable inputs. The Company’s adoption of SFAS 157 did not have a material impact on its financial condition or results of operations. See Note 6 —Fair Value of Financial Instruments for further disclosure.

Consistent with SFAS 157, the Company determines fair value to be the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Also, in accordance with SFAS 157, the Company has determined the principal market, or the market in which the Company exits its private portfolio investments with the greatest volume and level of activity, to be the private secondary market. Typically, private companies are bought and sold based on multiples of EBITDA, cash flows, net income, revenues or, in limited cases, book value.

The Company invests in illiquid securities including debt and equity securities of privately-held companies. These investments generally are subject to restrictions on resale, have no established trading market and are fair valued on a quarterly basis. Because of the inherent uncertainty of valuation, the fair values of such investments, which are determined in accordance with procedures approved by the Company’s Board of Directors, may differ materially from the values that would have been used had a ready market existed for the investments. The Company’s Board of Directors may consider other methods of valuing investments as appropriate and in conformity with U.S. generally accepted accounting principles.

12	Tortoise Gas and Oil Corp.

NOTES TO FINANCIAL STATEMENTS (Continued)

For private company investments, value is often realized through a liquidity event of the entire company. Therefore, the value of the company as a whole (enterprise value) at the reporting date often provides the best evidence of the value of the investment and is the initial step for valuing the company’s privately issued securities. For any one company, enterprise value may best be expressed as a range of fair values, from which a single estimate of fair value will be derived. In determining the enterprise value of a portfolio company, the Company prepares an analysis consisting of traditional valuation methodologies including market and income approaches. The Company considers some or all of the traditional valuation methods based on the individual circumstances of the portfolio company in order to derive its estimate of enterprise value.

The fair value of investments in private portfolio companies is determined based on various factors, including enterprise value, observable market transactions, such as recent offers to purchase a company, recent transactions involving the purchase or sale of the equity securities of the company, or other liquidation events. The determined equity values will generally be discounted when the Company has a minority position, is subject to restrictions on resale, has specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other comparable factors exist.

For equity and equity-related securities that are freely tradable and listed on a securities exchange, the Company fair values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.

An equity security of a publicly traded company acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible into or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be determined for the discount.

The Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of private investments:

  The quarterly valuation process begins with each investment being initially valued by the Valuation Officer of the Adviser. As part of this process, materials are prepared containing the supporting analysis, which are reviewed by the investment professionals of the Adviser;

  The Investment Committee of the Adviser reviews the preliminary valuations, and the Valuation Officer of the Adviser considers and assesses, as appropriate, any changes that may be required to the preliminary valuations to address any comments provided by the Investment Committee of the Adviser;

  An independent valuation firm engaged by the Board of Directors to provide third-party valuation consulting services performs certain limited procedures that the Board of Directors has identified and asked it to perform on a selection of these valuations as determined by the Board of Directors. For the year ended November 30, 2008, the independent valuation firm performed limited procedures on one
2008 Annual Report	13

NOTES TO FINANCIAL STATEMENTS (Continued)

portfolio company comprising approximately 59.1 percent of the total restricted investments at fair value as of November 30, 2008. Upon completion of the limited procedures, the independent valuation firm concluded that the fair value of the investment subjected to the limited procedures did not appear to be unreasonable; and

  The Board of Directors assesses the valuations and ultimately determines the fair value of each investment in the Company’s portfolio in good faith.

C. Interest Income

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. When investing in instruments with an original issue discount or payment-in-kind interest (in which case the Company chooses payment-in-kind in lieu of cash), the Company will accrue interest income during the life of the investment, even though the Company will not necessarily be receiving cash as the interest is accrued.

D. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Distributions received from the Company’s investments in limited partnerships and limited liability companies generally are comprised of ordinary income, capital gains and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information available from each company and/or industry sources. These estimates may subsequently be revised based on information received from the entities after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

For the period from July 19, 2007 (commencement of operations) through November 30, 2007, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 29 percent as investment income and approximately 71 percent as return of capital. Subsequent to November 30, 2007, the Company reclassified the amount of investment income and return of capital it recognized based on the 2007 tax reporting information received from the individual portfolio companies. This reclassification amounted to a decrease in pre-tax net investment income and an increase in unrealized appreciation of investments of approximately $249,000 or $0.04 per share ($154,000 or $0.03 per share, net of deferred taxes) for the year ended November 30, 2008.

E. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act. The character of distributions made during the period may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2008, the Company’s distributions for book and tax purposes were comprised of 100 percent return of capital.

14	Tortoise Gas and Oil Corp.

NOTES TO FINANCIAL STATEMENTS
(Continued)

F. Federal Income Taxation

The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent; however, the Company anticipates a marginal effective tax rate of 34 percent due to expectations of the level of taxable income relative to the federal graduated tax rates, including the tax rate anticipated when temporary differences reverse. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Company invests its assets primarily in limited partnerships (“LPs”) or limited liability companies (“LLCs”), which generally are treated as partnerships for federal income tax purposes. As a limited partner, the Company reports its allocable share of taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized. Future realization of deferred income tax assets ultimately depends on, among other factors, the expectation of sufficient future taxable income.

Additionally, the Company accounts for uncertain tax positions under the provisions of the Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority, and if so, the measurement of tax benefit recognized. As of November 30, 2008, no provision was deemed necessary under FIN 48. Accordingly, there were no changes in the amount of unrecognized tax benefits recorded during the year, nor was any such amount recorded as of November 30, 2008. The Company’s policy is to record interest and penalties on uncertain tax positions, if any, as part of tax expense. However, no such amounts were recorded during the year ended November 30, 2008 nor any such amount accrued as of November 30, 2008. The Company does not expect any amount of unrecognized tax benefits to be recorded over the next twelve months subsequent to November 30, 2008. All tax years since inception remain open to examination by Federal and State tax authorities.

G. Organization Expenses and Offering Costs

The Company is responsible for paying all organizational expenses and offering costs. Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued.

2008 Annual Report     15

NOTES TO FINANCIAL STATEMENTS
(Continued)

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Concentration of Risk

The Company’s investment objective is to provide stockholders with a high level of total return through a combination of capital appreciation and current income. Under normal circumstances, the Company invests at least 80 percent of total assets (including assets obtained through leverage) in equity securities of companies that derive a majority of their revenues from gas and oil operations in the upstream and midstream segments of the energy sector. Companies operating in the upstream segment of the energy sector include companies that produce energy resources, including crude oil, natural gas and coal from proved reserves. Companies operating in the midstream segment of the energy sector include companies in the business of transporting, processing, storing, distributing or marketing energy resources or liquids derived therefrom. The Company may invest up to 100 percent of total assets in restricted securities purchased directly from issuers. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser an advisory fee consisting of the sum of a Non-Exchange Tradable Fee and an Other Investments Fee.

Managed Assets represents the total assets of the Company (including any assets attributable to any leverage that may be outstanding and excluding any net deferred tax asset) minus the sum of accrued liabilities (other than net deferred tax liability, deferred advisory fees, debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred stock).

Non-Exchange Tradable Investments are those investments, held during any portion of the period:

(a)	that are not listed on an established stock exchange or an electronic equities securities market; or

(b)	as to which the Company is subject to a contractual constraint on its ability to resell such security on an established stock exchange or an electronic equities securities market or

(c)	that are “restricted securities” (as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended (the “1933 Act”)) and none of such securities contemporaneously acquired may be sold under Rule 144(d) and for which the Company does not then have a currently exercisable contractual right to demand registration under the 1933 Act for a possible resale.

16     Tortoise Gas and Oil Corp.

NOTES TO FINANCIAL STATEMENTS
(Continued)

The Non-Exchange Tradable Fee is determined by multiplying the Managed Assets by the following two amounts: (i) a fraction, the numerator of which is the fair value of all Non-Exchange Tradable Investments and the denominator of which is total investments and (ii) 0.50 percent on a quarterly basis (to provide an annualized fee of 2 percent). The Other Investments Fee is determined by multiplying the Managed Assets by the following two amounts: (i) a fraction, the numerator of which is the fair value of all Other Investments and the denominator of which is total investments and (ii) 0.25 percent on a quarterly basis (to provide an annualized fee of 1 percent).

The advisory fee is calculated and accrued daily and paid quarterly in arrears within five (5) days of the end of each calendar quarter; provided, however, that the cash amount paid to the Adviser in any calendar quarter shall never exceed 0.375 percent of Managed Assets (1.5 percent on an annualized basis) for that quarter. Advisory fees for any amount determined as payable to the Adviser during any calendar quarter but not actually paid may be payable to the Adviser as a part of the next payment of the advisory fee for which the limitation would permit all or a portion of the deferred payment. At termination of the agreement, the Company shall pay the Adviser all previously accrued and unpaid advisory fees without regard to the limitation on payment. As of November 30, 2008, no payments of such amounts have been deferred pursuant to this provision.

In addition, the amounts paid to the Adviser for each of the first eight calendar quarters after commencement of operations (July 19, 2007) shall be calculated as though the Non-Exchange Tradable Fee is 0.25 percent on a quarterly basis (to provide an annualized advisory fee of 1.00 percent). Any amounts that exceed the annualized advisory fee of 1.00 percent shall be deferred and paid to the Adviser beginning with the ninth calendar quarter payment and continuing thereafter until the total amount deferred has been paid to the Adviser, subject to the limitation discussed above. As of November 30, 2008, payment of $356,828 has been deferred pursuant to this provision.

The Adviser has been engaged as the Company’s administrator. The Company pays the administrator a quarterly fee equal to an annual rate of 0.06 percent of aggregate average daily Managed Assets up to and including $100,000,000, 0.04 percent of aggregate average daily Managed Assets on the next $250,000,000, and 0.03 percent on the balance of aggregate average daily Managed Assets, subject to a minimum annual fee of $45,000.

The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s fund accounting services provider. The Company pays the provider a monthly fee computed at an annual rate of $24,000 on the first $50,000,000 of the Company’s net assets, 0.0125 percent on the next $200,000,000 of net assets and 0.0075 percent on the balance of the Company’s net assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent. Its affiliate, Computershare Inc., serves as the Company’s dividend paying agent.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets.

2008 Annual Report     17

NOTES TO FINANCIAL STATEMENTS
(Continued)

5. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of November 30, 2008, are as follows:

Deferred tax assets:
Net unrealized loss on investments	$11,532,966
Organization costs	21,186
Capital loss	4,579,716
Net operating loss	1,855,722
Subtotal	17,989,590
Valuation Allowance	(14,776,611)
3,212,979
Deferred tax liability:
Basis reduction of investments	595,559
Total net deferred tax asset	$2,617,420

At November 30, 2008, the Company has recorded a valuation allowance in the amount of $14,776,611 for a portion of its deferred tax asset relating to unrealized losses on investments that it does not believe will, more likely than not, be realized. The entire amount of such allowance was established in the year ended November 30, 2008. The Company estimates, based on existence of sufficient evidence, primarily regarding the amount and timing of distributions to be received from portfolio companies, the ability to realize the remainder of its deferred tax assets. Any adjustments to those estimates will be made in the period such determination is made.

Total income tax benefit differs from the amount computed by applying the federal statutory income tax rate of 34 percent to net investment loss, realized and unrealized losses on investments before taxes for the year ended November 30, 2008, as follows:

Application of statutory income tax rate	$(14,265,190)
State income tax benefit, net of federal tax effect	(1,300,650)
Rate change adjustment	44,350
Valuation allowance	14,776,611
Other	(11,249)
Total income tax benefit	$(756,128)

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the period, the Company re-evaluated its overall federal and state income tax rate, decreasing it from 38 percent to 37.10 percent. The decrease in tax rate resulted in a $44,350 decrease to deferred tax benefit.

18     Tortoise Gas and Oil Corp.

NOTES TO FINANCIAL STATEMENTS
(Continued)

For the year ended November 30, 2008, the components of income tax benefit include current federal and state benefit (net of federal effect) of $10,065 and $1,184, respectively, and deferred federal and state benefit (net of federal effect) of $682,638 and $62,241, respectively.

As of November 30, 2008, the Company had a net operating loss of approximately $5 million and a capital loss of approximately $12 million for federal income tax purposes. The entire amounts of such net operating loss and capital loss were generated and recognized in the year ended November 30, 2008, and reflected as a deferred tax benefit for such tax year, subject to the establishment of the valuation allowance described above. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. This capital loss may be carried forward for five years and, accordingly, would expire in the year ending November 30, 2013. The net operating loss may be carried forward for 20 years and, accordingly, would expire in the year ending November 30, 2028.

As of November 30, 2008, the aggregate cost of securities for federal income tax purposes was $64,684,633. At November 30, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $0, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $29,480,879 and the net unrealized depreciation was $29,480,879.

6. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of November 30, 2008. These assets are measured on a recurring basis.

Fair Value Measurements at Reporting Date Using
		Quoted Prices in		Significant
		Active Markets for	Significant Other	Unobservable
	Fair Value at	Identical Assets	Observable Inputs	Inputs
Description	November 30, 2008	(Level 1)	(Level 2)	(Level 3)
Investments	$35,203,754	$25,557,504	$ —	$9,646,250

2008 Annual Report     19

NOTES TO FINANCIAL STATEMENTS
(Continued)

Fair Value Measurements Using
Significant Unobservable Inputs
(Level 3) for Investments
For the year ended
November 30, 2008
Fair value beginning balance	$8,602,500
Total unrealized gains (losses) included in net increase (decrease)
in net assets applicable to common stockholders	(3,365,821)
Net purchases, issuances and settlements	5,000,000
Return of capital adjustments impacting cost basis of security	(590,429)
Fair value ending balance	$9,646,250

Upon adoption of FAS 157, the Company utilized an end of reporting period method for determining transfers into or out of Level 3 for quarterly reporting purposes through August 31, 2008. Under this method, the fair value of the asset (or liability, as applicable) at the end of the period was disclosed as a transfer into or out of Level 3, gains or losses for an asset that transferred into Level 3 during the period were excluded from the reconciliation, and gains or losses for an asset that transferred out of Level 3 were included in the reconciliation. The Company has determined that the beginning of reporting period method provides greater transparency of the effect that unobservable inputs have on fair value measures and, accordingly, this method is the basis for presenting the rollforward above. Under this method, the fair value of the asset at the beginning of the period will be disclosed as a transfer into or out of Level 3, gains or losses for an asset that transfers into Level 3 during the period will be included in the reconciliation, and gains or losses for an asset that transfers out of Level 3 will be excluded from the reconciliation.

7. Restricted Securities

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors as more fully described in Note 2. The table below shows the number of units held, acquisition date, acquisition cost, fair value per unit and percent of net assets which the securities comprise at November 30, 2008.

						Fair Value as
		Number of	Acquisition	Acquisition	Fair Value	Percent of
Investment Security		Units	Date	Cost	Per Unit	Net Assets
NRPC Properties, LLC	Common Units	250,000	03/18/08	$5,000,000	$15.80	14.2%
Quest Midstream
Partners, L.P.	Common Units	465,000	10/30/07	9,300,000	12.25	20.6
				$14,300,000		34.8%

8. Investment Transactions

For the year ended November 30, 2008, the Company purchased securities (at cost) and sold securities (proceeds) in the amount of $21,900,031 and $30,964,150 (excluding short-term securities), respectively.

20     Tortoise Gas and Oil Corp.

NOTES TO FINANCIAL STATEMENTS
(Continued)

9. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 5,550,571 shares outstanding at July 19, 2007 (commencement of operations), November 30, 2007 and 2008.

10. Credit Facility

On October 31, 2007, the Company entered into a $25,000,000 secured committed credit facility maturing October 31, 2008, with U.S. Bank, N.A. The credit facility had a variable annual interest rate equal to the one-month LIBOR plus 1.50 percent and a non-usage fee equal to an annual rate of 0.25 percent of the difference between the total credit facility commitment and the average outstanding balance at the end of each day. On October 31, 2008, the Company entered into an extension of its secured credit facility. The amended credit facility has a variable annual interest rate equal to the one-month LIBOR plus 1.70 percent with a non-usage fee equal to an annual rate of 0.25 percent and terminates on October 31, 2009.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of the outstanding balance until the coverage requirement has been met. Due to market volatility, the Company determined that at the close of business on November 19, 2008, it was not in compliance with its credit facility covenant. The covenant was subsequently cured and as of November 30, 2008 the Company was not in violation of any 1940 Act asset coverage or credit facility covenants.

The average principal balance and interest rate for the period during which the credit facility was utilized during the year ended November 30, 2008 was approximately $22,200,000 and 4.53 percent, respectively. At November 30, 2008, the principal balance outstanding was $11,200,000 at an interest rate of 3.64 percent.

11. Subsequent Events

On December 8, 2008, the Company paid a distribution in the amount of $0.14 per common share, for a total of $777,080.

Subsequent to year end, the Board of Directors of the Company approved a change in the investment strategy of the Company. The Company’s investment strategy has been expanded to allow the Company to invest up to 80 percent of its total assets in the equity securities of MLPs that derive a majority of their revenues from operations in the midstream segment of the energy sector.

2008 Annual Report     21

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders
Tortoise Gas and Oil Corporation

We have audited the accompanying statement of assets and liabilities of Tortoise Gas and Oil Corporation (the Company), including the schedule of investments, as of November 30, 2008, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise Gas and Oil Corporation at November 30, 2008, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri
February 4, 2009

22     Tortoise Gas and Oil Corp.

COMPANY OFFICERS AND DIRECTORS (Unaudited)
November 30, 2008

Position(s)
	with		Number of
	Company,		Portfolios
	Term of		in Fund	Other
	Office and		Overseen	Positions
	Length of		by	Held by
Name and Age*	Time Served	Principal Occupation During Past 5 Years	Director(1)	Director
Independent Directors
Conrad S. Ciccotello (Born 1960)	Director since 2007	Tenured Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Graduate Personal Financial Planning Programs; formerly, Editor, “Financial Services Review,” (2001-2007) (an academic journal dedicated to the study of individual financial management); formerly, faculty member, Pennsylvania State University (1997-1999). Published several academic and professional journal articles about energy infrastructure and oil and gas MLPs.	6	None
John R. Graham (Born 1945)	Director since 2007

Executive-in-Residence and Professor of Finance (Part-time), College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc. (primarily a real estate development, investment and venture capital company) and Owner of Graham Ventures (a business services and venture capital firm); Part-time Vice President Investments, FB Capital Management, Inc. (a registered investment adviser), since 2007. Formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).

			6	Kansas State Bank
Charles E. Heath (Born 1942)	Director since 2007	Retired in 1999. Formerly, Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999); Chartered Financial Analyst (“CFA”) designation since 1974.	6	None

(1)	This number includes TYG, TYY, TYN, TTO, the Company and a private investment company. Our Adviser also serves as the investment adviser to TYG, TYY, TYN, TTO and a private investment company.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

2008 Annual Report	23

COMPANY OFFICERS AND DIRECTORS (Unaudited)
November 30, 2008 (Continued)

Position(s)
	with		Number of
	Company,		Portfolios
	Term of		in Fund	Other
	Office and		Overseen	Positions
	Length of		by	Held by
Name and Age*	Time Served	Principal Occupation During Past 5 Years	Director(1)	Director
Interested Directors and Officers(2)
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2007	Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (1990-present); Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); formerly, Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986); CFA designation since 1988.	6	None
Terry Matlack (Born 1956)	Director and Chief Financial Officer since 2007

Managing Director of our Adviser since 2002; Full-time Managing Director, Kansas City Equity Partners, L.C. (“KCEP”) (2001-2002); formerly, President, GreenStreet Capital, a private investment firm (1998-2001); Chief Compliance Officer of TYG from 2004 through May 2006 and of each of TYY and TYN from their inception through May 2006; Treasurer of each of TYG, TYY and TYN from their inception to November 2005; Assistant Treasurer of the Company and TTO from their inception to April 2008, of TYG, TYY and TYN from November 2005 to April 2008, and of the private investment company since its inception; CFA designation since 1985.

			6	None
David J. Schulte (Born 1961)	Chief Executive Officer since 2007

Managing Director of our Adviser since 2002; Full-time Managing Director, KCEP (1993-2002); President of the Company from 2007 to June 2008; President and Chief Executive Officer of TYG since 2003 and of TYY since 2005; Chief Executive Officer of TYN since 2005 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007; President of the private investment company since 2007; Chief Executive Officer of the private investment company from 2007 to December 2008; CFA designation since 1992.

			N/A	None

(1)	This number includes TYG, TYY, TYN, TTO, the Company and a private investment company. Our Adviser also serves as the investment adviser to TYG, TYY, TYN, TTO and a private investment company.
(2)	As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

24	Tortoise Gas and Oil Corp.

COMPANY OFFICERS AND DIRECTORS (Unaudited)
November 30, 2008 (Continued)

Position(s)
	with		Number of
	Company,		Portfolios
	Term of		in Fund	Other
	Office and		Overseen	Positions
	Length of		by	Held by
Name and Age*	Time Served	Principal Occupation During Past 5 Years	Director(1)	Director
Interested Directors and Officers(2)
Zachary A. Hamel (Born 1965)	Senior Vice President since 2007

Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (1997-present); Senior Vice President of TYY and TTO since 2005 and of TYG, TYN and the private investment company since 2007; Secretary of each of TYG, TYY, TYN and TTO from their inception to April 2007; CFA designation since 1998.

			N/A	None
Kenneth P. Malvey (Born 1965)	Senior Vice President and Treasurer since 2007

Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (2002-present); formerly Investment Risk Manager and member of Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002); Treasurer of TYG, TYY and TYN since November 2005, of TTO since September 2005, and of the private investment company since 2007; Senior Vice President of TYY and TTO since 2005, and of TYG, TYN and the private investment company since 2007; Assistant Treasurer of TYG, TYY and TYN from their inception to November 2005; Chief Executive Officer of the private investment company since December 2008; CFA designation since 1996.

			N/A	None
Edward Russell (Born 1964)	President since June 2008

Senior Investment Professional of the Adviser since 2006; formerly with Stifel, Nicolaus & Company, Incorporated heading the Energy and Power group as a Managing Director (2003-2006), responsible for all of the energy and power transactions, including all of the debt and equity transactions for the three closed-end publicly traded funds then managed by the Adviser starting with the first public equity offering in February of 2004, and serving as Vice President – Investment Banking (1999-2003); President of TTO since April 2007.

			N/A	None

(1)	This number includes TYG, TYY, TYN, TTO, the Company and a private investment company. Our Adviser also serves as the investment adviser to TYG, TYY, TYN, TTO and a private investment company.
(2)	As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

2008 Annual Report	25

ADDITIONAL INFORMATION (Unaudited)

Director and Officer Compensation

The Company does not compensate any of its directors who are interested persons nor any of its officers. For the year ended November 30, 2008, the aggregate compensation paid by the Company to the independent directors was $58,000. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company may trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2008 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

26	Tortoise Gas and Oil Corp.

ADDITIONAL INFORMATION (Unaudited)
(Continued)

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Approval of the Investment Advisory Agreement

In approving the renewal of the Investment Advisory Agreement in November 2008, the independent directors (“Directors”) of the Company requested and received extensive data and information from the Adviser concerning the Company and the services provided to it by the Adviser under the Investment Advisory Agreement. In addition, the Directors requested and received data and information from the Adviser, which also included information from independent, third-party sources, regarding the factors considered in their evaluation.

Factors Considered

The Directors considered and evaluated all the information provided by the Adviser. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement, the Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services Provided. The Directors considered information regarding the history, qualification and background of the Adviser and the individuals responsible for the Adviser’s investment program, the adequacy of the number of the Adviser personnel and other Adviser resources and plans for growth, use of affiliates of the Adviser, and the particular expertise with respect to energy infrastructure companies, MLP markets and financing (including private financing). The Directors concluded that the unique nature of the Company and the specialized expertise of the Adviser in the niche market of MLPs made it uniquely qualified to serve as the advisor. Further, the Directors recognized that the Adviser’s commitment to a long-term investment horizon correlated well to the investment strategy of the Company.

Investment Performance of the Company and the Adviser, Costs of the Services To Be Provided and Profits To Be Realized by the Adviser and its Affiliates from the Relationship, and Fee Comparisons. The Directors reviewed and evaluated information regarding the Company’s performance (including quarterly, last twelve months, and from inception) and the performance of the other Adviser accounts (including other investment companies), and information regarding the nature of the markets during the performance period, with a particular focus on the MLP sector. The Directors also considered the Company’s performance as compared to comparable closed-end funds for the relevant periods.

The Adviser provided detailed information concerning its cost of providing services to the Company, its profitability in managing the Company, its overall profitability, and its financial condition. The Directors have reviewed with the Adviser the methodology used to prepare this financial information. This financial information regarding the Adviser is considered in order to evaluate the Adviser’s financial condition, its ability to continue to provide services under the Investment Advisory Agreement, and the reasonableness

2008 Annual Report	27

ADDITIONAL INFORMATION (Unaudited)
(Continued)

of the current management fee, and was, to the extent possible, evaluated in comparison to other closed-end funds with similar investment objectives and strategies.

The Directors considered and evaluated information regarding fees charged to, and services provided to, other investment companies advised by the Adviser (including the impact of any fee waiver or reimbursement arrangements and any expense reimbursement arrangements), fees charged to separate institutional accounts by the Adviser, and reviewed and considered, to the extent publicly available, the management arrangements of companies with similar business models, including business development companies. The Directors concluded that the management fee charged to the Company under the Advisory Agreement is fair and reasonable given the quality of services provided under the Advisory Agreement and that such fee is comparable to, and in certain cases lower than, the fees charged by advisors to comparable funds.

Economies of Scale. The Directors considered information from the Adviser concerning whether economies of scale would be realized as the Company grows, and whether fee levels reflect any economies of scale for the benefit of the Company’s stockholders. The Directors concluded that economies of scale are difficult to measure and predict overall. Accordingly, the Directors reviewed other information, such as year-over-year profitability of the Adviser generally, the profitability of its management of the Company specifically, and the fees of competitive funds not managed by the Adviser over a range of asset sizes. The Directors concluded the Adviser is appropriately sharing any economies of scale through its competitive fee structure and through reinvestment in its business to provide stockholders additional content and services.

Collateral Benefits Derived by the Adviser. The Directors reviewed information from the Adviser concerning collateral benefits it receives as a result of its relationship with the Company. They concluded that the Adviser generally does not use the Company’s or stockholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them.

The Directors did not, with respect to their deliberations concerning their approval of the continuation of the Investment Advisory Agreement, consider the benefits the Adviser may derive from relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser does not employ any such arrangements in rendering its advisory services to the Company. Although the Adviser may receive research from brokers with whom it places trades on behalf of clients, the Adviser does not have soft dollar arrangements or understandings with such brokers regarding receipt of research in return for commissions.

Conclusions of the Directors

As a result of this process, the independent directors, assisted by the advice of legal counsel that is independent of the Adviser, taking into account all of the factors discussed above and the information provided by the Adviser, unanimously concluded that the Investment Advisory Agreement between the Company and the Adviser is fair and reasonable in light of the services provided and should be renewed.

28	Tortoise Gas and Oil Corp.

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise Gas and Oil Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

Administrator
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER AGENT/DIVIDEND
DISBURSING AGENT
Computershare Trust Company, N.A./
Computershare Inc.
c/o Computershare Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(312) 588-4990
www.computershare.com

LEGAL COUNSEL
Husch Blackwell Sanders LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Other Tortoise Capital Advisors’ Investment Companies

				Total Assets
	Ticker/	Primary Target	Investor	as of 11/30/08
Name	Inception Date	Investments	Suitability	($ in millions)
Tortoise Energy	TYG	U.S. Energy Infrastructure	Retirement Accounts	$692
Infrastructure Corp.	Feb. 2004		Pension Plans
			Taxable Accounts

Tortoise Energy	TYY	U.S. Energy Infrastructure	Retirement Accounts	$414
Capital Corp.	May 2005		Pension Plans
			Taxable Accounts

Tortoise North	TYN	U.S. Energy Infrastructure	Retirement Accounts	$75
American Energy Corp.	Oct. 2005		Pension Plans
			Taxable Accounts

Tortoise Capital	TTO	U.S. Energy	Retirement Accounts	$162
Resources Corp.	Dec. 2005	Infrastructure Companies	Pension Plans	(as of 8/31/08)
	(Feb. 2007 – IPO)	Private and Micro Cap Public	Taxable Accounts

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise Gas and Oil Corp.

11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

…Steady Wins®

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Chief Executive Officer and its Chief Financial Officer.  The Registrant has not made any amendments to this code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. Conrad Ciccotello is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the approximate amounts of aggregate fees billed to the Registrant for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2008	FYE 11/30/2007(1)
Audit Fees	$114,000	$91,000
Audit-Related Fees	—	—
Tax Fees	$30,000	$25,000
All Other Fees	—	—
Aggregate Non-Audit Fees	$30,000	$25,000

(1)	Period from May 22, 2007 to November 30, 2007. Registrant was formed on May 22, 2007, and thus did not pay the principal accountant any fees prior to that date.

The audit committee has adopted pre-approval polices and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Registrant, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the audit committee may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided to the Registrant by the principal accountant. None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

In the Registrant’s fiscal year ended November 30, 2008, the Adviser incurred approximately $13,610 in fees payable to the principal accountant in connection with determining the Adviser’s compliance with GIPS® standards in 2006. Additionally, the Adviser paid the principal accountant in 2008 for general tax consulting services in the amount of $2,315 for services delivered in 2008. These non-audit services were not required to be preapproved by the Registrant’s audit committee. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, has paid to, or been billed for fees by, the principal accountant for non-audit services rendered to the Adviser or such entity during the Registrant’s last two fiscal years. The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and is comprised of Mr. Conrad S. Ciccotello, Mr. John R. Graham and Mr. Charles E. Heath.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Copies of the proxy voting policies and procedures of the Registrant and the Adviser are attached hereto as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV, respectively.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, information is presented as of November 30, 2008.

Portfolio Managers

As of the date of this filing, management of the Registrant’s portfolio is the responsibility of a team of portfolio managers consisting of H. Kevin Birzer, Terry Matlack, David J. Schulte, Zachary A. Hamel and Kenneth P. Malvey, all of whom are Managers of the Adviser, comprise the investment committee of the Adviser and share responsibility for such investment management. All decisions to invest in a portfolio company must be approved by the unanimous decision of the Adviser’s investment committee and any one member of the Adviser’s investment committee can require the Adviser to sell a security or can veto the investment committee’s decision to invest in a security. Biographical information about each member of the Adviser’s investment committee as of the date of this filing is set forth below.

	Position(s)		Number of
	with		Portfolios in	Other
	Term of		Fund	Positions
	and Length of	Principal Occupation	Overseen by	Held by
Name and Age*	Time Served	During Past Five Years	Director(1)	Director
Interested Directors and Officers(2)
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2007	Managing Director of our Adviser since 2002; Member, Fountain Capital Management (1990- present); Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); formerly, Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986); CFA designation since 1988.	6	None
Terry Matlack (Born 1956)	Director and Chief Financial Officer since 2007

Managing Director of our Adviser since 2002; Full-time Managing Director, Kansas City Equity Partners, L.C. (“KCEP”) (2001-2002); formerly, President, GreenStreet Capital, a private investment firm (1998-2001); Chief Compliance Officer of TYG from 2004 through May 2006 and of each of TYY and TYN from their inception through May 2006; Treasurer of each of TYG, TYY and TYN from their inception to November 2005; Assistant Treasurer of the Company and TTO from their inception to April 2008, of TYG, TYY and TYN from November 2005 to April 2008, and of the private investment company since its inception; CFA designation since 1985.

			6	None
David J. Schulte (Born 1961)	Chief Executive Officer since 2007

Managing Director of our Adviser since 2002; Full-time Managing Director, KCEP (1993-2002); President of the Company from 2007 to June 2008; President and Chief Executive Officer of TYG since 2003 and of TYY since 2005; Chief Executive Officer of TYN since 2005 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007; President of the private investment company since 2007; Chief Executive Officer of the private investment company from 2007 to December 2008; CFA designation since 1992.

			N/A	None
Zachary A. Hamel (Born 1965)	Senior Vice President since 2007

Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (1997-present); Senior Vice President of TYY and TTO since 2005 and of TYG, TYN and the private investment company since 2007; Secretary of each of TYG, TYY, TYN and TTO from their inception to April 2007; CFA designation since 1998.

			N/A	None
Kenneth P. Malvey (Born 1965)	Senior Vice President and Treasurer since 2007

Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (2002-present); formerly Investment Risk Manager and member of Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002); Treasurer of TYG, TYY and TYN since November 2005, of TTO since September 2005, and of the private investment company since 2007; Senior Vice President of TYY and TTO since 2005, and of TYG, TYN and the private investment company since 2007; Assistant Treasurer of TYG, TYY and TYN from their inception to November 2005; Chief Executive Officer of the private investment company since December 2008; CFA designation since 1996.

			N/A	None

(1)	This number includes TYG, TYY, TYN, TTO, the Company and a private investment company. Our Adviser also serves as the investment adviser to TYG, TYY, TYN, TTO and a private investment company.

(2)	As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.

*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

Messrs. Birzer and Matlack also serve as directors of TYN, TYY, and the two private investment companies advised by our Adviser, registered closed-end management investment companies, as well as TTO, a closed-end management investment company that has elected to be regulated as a business development company. The Adviser also serves as the investment adviser to TYN, TYY, TTO, and the two private investment companies.

The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2008:

			Number of
			Accounts	Total Assets of
			Paying a	Accounts Paying
	Number of	Total Assets of	Performance	a Performance
Name of Manager	Accounts	Accounts	Fee	Fee
H. Kevin Birzer
Registered investment companies	4	$1,145,436,068	0	—
Other pooled investment vehicles	4	$158,054,961	1	$106,802,516
Other accounts	210	$1,388,290,551	0	—
Zachary A. Hamel
Registered investment companies	4	$1,145,436,068	0	—
Other pooled investment vehicles	4	$158,054,961	1	$106,802,516
Other accounts	210	$1,388,290,551	0	—
Kenneth P. Malvey
Registered investment companies	4	$1,145,436,068	0	—
Other pooled investment vehicles	4	$158,054,961	1	$106,802,516
Other accounts	210	$1,388,290,551	0	—
Terry Matlack
Registered investment companies	4	$1,145,436,068	0	—
Other pooled investment vehicles	1	$106,802,516	1	$106,802,516
Other accounts	197	$228,230,735	0	—
David J. Schulte
Registered investment companies	4	$1,145,436,068	0	—
Other pooled investment vehicles	1	$106,802,516	1	$106,802,516
Other accounts	197	$228,230,735	0	—

Material Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Registrant has no interest, some of which may have investment strategies similar to the Registrant. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Registrant. For example, the Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay the Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. The Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which, in turn, may result in an incentive fee being paid to the Adviser by that other fund. Any of their proprietary accounts or other customer accounts may compete with the Registrant for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Registrant, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives. When two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with the client’s various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position the Registrant may obtain or sell. In other cases, the Registrant’s ability to participate in volume transactions may produce better execution for it.

The Adviser also serves as investment adviser for three other publicly traded and two privately held closed-end management investment companies, all of which invest in the energy sector.

Situations may occur when the Registrant could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Registrant or the other accounts, thereby limiting the size of the Registrant’s position; (2) the difficulty of liquidating an investment for the Registrant or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in private placement securities under the Investment Company Act of 1940. The Registrant’s investment opportunities may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

Under the Investment Company Act of 1940, the Registrant and its affiliated companies may be precluded from co-investing in negotiated private placements of securities. Except as permitted by law, the Registrant will not co-invest with its affiliates in negotiated private transactions. To the extent the Registrant is precluded from co-investing, the Adviser will observe a policy for allocating negotiated private investment opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to the Registrant.

To the extent that the Adviser sources and structures private investments in master limited partnerships (“MLPs”), certain employees of the Adviser may become aware of actions planned by MLPs, such as acquisitions, which may not be announced to the public. It is possible that the Registrant could be precluded from investing in or selling securities of an MLP about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded MLP securities. The Registrant’s investment opportunities also may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Registrant’s behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Registrant. Further, the Adviser may at some time in the future, manage other investment funds with the same investment objective as the Registrant’s.

Compensation

None of Messrs. Birzer, Hamel, Malvey, Matlack or Schulte receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser or Fountain Capital. Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are full-time employees of the Adviser and receive a fixed salary for the services they provide. Additional benefits received by Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are normal and customary benefits provided by investment advisers. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte own an equity interest in either KCEP or FCM Tortoise, L.L.C., the two entities that control the Adviser, and each thus benefits from increases in the net income of the Adviser.

Securities Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of November 30, 2008:

Aggregate Dollar Range of
Portfolio Manager	Holdings in the Registrant
H. Kevin Birzer	$10,001-$50,000
Zachary A. Hamel	$1-$10,000
Kenneth P. Malvey	$1-$10,000
Terry Matlack	$10,001-$50,000
David J. Schulte	$10,001-$50,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				(d)
			(c)	Maximum Number (or
			Total Number of	Approximate Dollar
	(a)		Shares (or Units)	Value) of Shares (or
	Total Number of	(b)	Purchased as Part of	Units) that May Yet
	Shares (or Units)	Average Price Paid	Publicly Announced	Be Purchased Under
Period	Purchased	per Share (or Unit)	Plans or Programs	the Plans or Programs
Month #1	0	0	0	0
6/1/08-6/30/08
Month #2	0	0	0	0
7/1/08-7/31/08
Month #3	0	0	0	0
8/1/08-8/31/08
Month #4	0	0	0	0
9/1/08-9/30/08
Month #5	0	0	0	0
10/1/08-10/31/08
Month #6	0	0	0	0
11/1/08-11/30/08
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Gas and Oil Corporation

By (Signature and Title)	/s/ David J. Schulte
David J. Schulte, Chief Executive Officer

Date February 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Schulte
David J. Schulte, Chief Executive Officer

Date February 6, 2009

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Financial Officer

Date February 6, 2009